UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
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AMBASE CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than Registrant)
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NOTICE OF
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

2016

AMBASE CORPORATION
100 Putnam Green, 3rd Floor
Greenwich, CT 06830-6027

AMBASE CORPORATION
100 PUTNAM GREEN, 3RD FLOOR
GREENWICH, CT  06830-6027
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 2, 2016

The 2015 Annual Meeting of Stockholders (the "Annual Meeting") of AmBase Corporation (the "Company") will be held at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Greenwich, Connecticut, on Thursday, June 2, 2016 at 9:00 a.m., Eastern Daylight Time, to consider and act upon the following matters:

1.	The ratification of the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016;
2.
To authorize an Amendment to the Company's Restated Certificate of Incorporation to decrease the number of shares of capital stock the Company is authorized to issue from 250,000,000 to 105,000,000, including a reduction of the number of authorized shares of common stock from 200,000,000 to 85,000,000 and a reduction of the number of authorized shares of cumulative preferred stock from 50,000,000 to 20,000,000 (a copy of which is attached as Exhibit B to the Proxy Statement);

3.

To authorize an Amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the cumulative preferred stock (a copy of which is attached as Exhibit C to the Proxy Statement);

4.
To authorize an Amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the common stock (a copy of which is attached as Exhibit D to the Proxy Statement);

and such other matters as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on Wednesday, April 13, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2016.  This Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at http://www.proxyvote.com.  The Company intends to mail the Notice of Annual Meeting and accompanying Proxy Statement to stockholders on or about April 13, 2016.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card in the prepaid envelope provided, as soon as possible, so your shares can be voted at the meeting in accordance with your instructions.  If you prefer, you may instead vote electronically through the internet or by telephone.  The instructions on your proxy card describe how to use these convenient services.  Your vote is important no matter how many shares you own.  If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before your proxy is voted.  Your prompt cooperation is greatly appreciated.

All stockholders are cordially invited to attend the Annual Meeting.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to shareholders of the Company as of the April 13, 2016, record date. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting, a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the April 13, 2016 record date for voting.  If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

For registered shareholders, a copy of your proxy card can serve as verification of stock ownership. Shareholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver's license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

By Order of the
Board of Directors

/s/ John Ferrara
Secretary
Greenwich, Connecticut

AMBASE CORPORATION
100 PUTNAM GREEN, 3RD FLOOR
GREENWICH, CT 06830-6027

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 2, 2016

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AmBase Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Greenwich, Connecticut, at 9:00 a.m., Eastern Daylight Time, on Thursday, June 2, 2016, and at any adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 13, 2016.

Shares represented by a duly executed proxy in the accompanying form received by the Company prior to the Annual Meeting will be voted at the Annual Meeting in accordance with instructions given by the stockholder in the proxy. Any stockholder granting a proxy may revoke it at any time before it is exercised by granting a proxy bearing a later date, by giving notice in writing to the Secretary of the Company or by voting in person at the Annual Meeting.

At the Annual Meeting, the stockholders will be asked:  (i) to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016; (ii) to authorize an Amendment to the Company's Restated Certificate of Incorporation to decrease the number of shares of capital stock the Company is authorized to issue from 250,000,000 to 105,000,000, including a reduction of the number of authorized shares of common stock from 200,000,000 to 85,000,000 and a reduction of the number of authorized shares of cumulative preferred stock from 50,000,000 to 20,000,000 (the "Authorized Capital Reduction Charter Amendment," a copy of which is attached as Exhibit B to the Proxy Statement); (iii) to authorize an Amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the cumulative preferred stock (the "Preferred Stock Authorization Charter Amendment," a copy of which is attached as Exhibit C to the Proxy Statement), and (iv) an Amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the common stock (the "Common Stock Authorization Charter Amendment," a copy of which is attached as Exhibit D to the Proxy Statement).  The Authorized Capital Reduction Charter Amendment, Preferred Stock Authorization Charter Amendment and the Common Stock Authorization Charter Amendment are hereafter collectively referred to as the "Charter Amendments."

The persons acting under the accompanying proxy have been designated by the Board of Directors and, unless contrary instructions are given, will vote the shares represented by a properly executed proxy (i) for the ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm, (ii) for the authorization of the Authorized Capital Reduction Charter Amendment, (iii) for the authorization of the Preferred Stock Authorization Amendment, and (iv) for the authorization of the Common Stock Authorization Amendment.

If a stockholder is not the record holder, such as where the shares are held through a broker, bank or other financial institution, the stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder's requirements in order to ensure the shares are properly voted.  For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the stockholders meeting.

The close of business on Wednesday, April 13, 2016, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only the holders of record of common stock of the Company, par value $0.01 per share (the "Common Stock") at the close of business on the record date, are entitled to vote on the matters presented at the Annual Meeting. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting.  As of Friday, March 25, 2016, there were approximately 40,738,000 shares of Common Stock issued and outstanding. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum.  If there is less than a quorum, a majority of those present in person or by proxy may adjourn the Annual Meeting.  The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, a quorum being present, is necessary for the ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm. The affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock is required for the approval of each of the Charter Amendments.

Abstentions, votes withheld and broker non-votes, are counted for purposes of determining whether a quorum is present at the Annual Meeting.  For the ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm, abstentions and broker non-votes are treated as shares present or represented and voting and have the same effect as a negative vote. Abstentions and shares not voted, including broker non-votes, will have the same effect as a vote against the approval of each of the Charter Amendments.

In June 2016, after over three years of exemplary service, Mr. Theodore T. Horton's term with the Company's Board of Directors will expire and he will not stand for re-election.  The Board of Directors and the Company thank him for his valuable service.

Information Concerning Directors Continuing in Office

Certain information concerning the directors of the Company whose terms do not expire in 2015 is set forth below.

Richard A. Bianco, 68. Mr. Bianco was elected a director of the Company in January 1991, and has served as President and Chief Executive Officer of the Company since May 1991.  On January 26, 1993, Mr. Bianco was elected Chairman of the Board of Directors of the Company.  He served as Chairman, President and Chief Executive Officer of Carteret Savings Bank, FA ("Carteret Savings" or "Carteret"), then a subsidiary of the Company, from May 1991 to December 1992.  Mr. Bianco has a unique background as the former President and Chief Executive Officer of Carteret Savings who was responsible for the Carteret Savings recapitalization efforts.  Mr. Bianco is the father of Alessandra F. Bianco, a member of the Board of Directors of the Company.  Mr. Bianco has detailed knowledge of the Company's history including detailed knowledge of its current and prior legal and governmental proceedings.  Mr. Bianco additionally has knowledge in real estate, real estate investing and a background in lending and capital raising.  These attributes combined with his prior investment banking, managerial and leadership experience, the Board of Directors has determined that Mr. Bianco is uniquely qualified to serve as a Director and the Chairman of the Company's Board of Directors and that he has the requisite experience, qualifications attributes and skills necessary to serve as a member of the Board of Directors.  His term will expire in 2017.

Kenneth M. Schmidt, 71.  Mr. Schmidt was elected a director of the Company in March 2013.  Mr. Schmidt was formerly a Managing Director of Dillon Read & Co. from 1975 to 1996, and UBS from 1996 to 1998.  Prior thereto, he held various institutional sales positions and was also a Captain in the United States Air Force for several years.  Mr. Schmidt has been actively involved with the Rutgers University Board, most recently serving as the Vice Chair of the Rutgers University Board of Governors.  Mr. Schmidt has extensive management, underwriting and trading experience in a variety of positions.  His business experience provides him with a perspective into the financial markets past trends, current developments and potential future prospects.  The Board of Directors has determined that Mr. Schmidt's current background and expertise provides the Board with experience which is important to the Company's future business prospects and that he has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.  His term will expire in 2017.

Alessandra F. Bianco, 36.  Ms. Bianco was elected a director of the Company in November 2012.  Ms. Bianco received a Bachelor of Arts at Boston College in 2003.  Ms. Bianco has been working in the Office of the President at American Bible Society since 2009.  Prior to her current work, Ms. Bianco worked as an assistant to the Head of the Investment Banking department at Broadpoint Capital.  Ms. Bianco is the daughter of Richard A. Bianco, the Chairman of the Board, President and Chief Executive Officer of the Company.  Since March 2009, Ms. Bianco has been a senior officer of BARC Investments LLC.  Ms. Bianco, as one of the largest stockholders of the Company, has a direct interest in the Company optimizing stockholder value.  The Board of Directors has; therefore, determined that Ms. Bianco is well qualified to serve as a member of the Company's Board of Directors and that she has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.  Her term will expire in 2018.

Information Concerning Executive Officers

For biographical information concerning Richard A. Bianco, see "Information Concerning Directors Continuing in Office" above.

John Ferrara, 54, Vice President, Chief Financial Officer and Controller. Mr. Ferrara was elected to the position of Vice President, Chief Financial Officer and Controller of the Company in December 1995, having previously served as Acting Chief Financial Officer, Treasurer and Assistant Vice President and Controller since January 1995; as Assistant Vice President and Controller from January 1992 to January 1995; and as Manager of Financial Reporting from December 1988 to January 1992.

Joseph R. Bianco, 71, Treasurer. Mr. J. Bianco was elected to the position of Treasurer of the Company in January 1998. He has dedicated his career to the financial services and investment industry.  Prior to his employment with the Company in 1996, he worked for Merrill Lynch & Co. ("Merrill") as Vice President, responsible for Sales and Marketing in the Merrill Global Securities Clearing from 1983 to 1996. Mr. Joseph R. Bianco and Mr. Richard A. Bianco are related.

Director Independence

The Company, although not required to do so, generally follows rules of the NASDAQ as they relate to the Board of Directors and its committees.  The Company periodically reviews the independence of each director.  Pursuant to this review, the directors and officers of the Company, on an annual basis, are required to complete and forward to the Corporate Secretary a detailed questionnaire to determine if there are any transactions or relationships between any of the directors and/or officers of the Company (including immediate family and affiliates).  If any such transactions or relationships exist, the Company then considers whether such transaction(s) or relationship(s) are inconsistent with a determination that the director is independent.  Pursuant to this process, in January 2015, the Company conducted its annual review of director independence and determined that no transactions or relationships existed that would disqualify any of our directors, under NASDAQ independence rules, except that Mr. Richard A. Bianco, who serves as the Chairman of the Board of Directors, also serves as the Company's President and Chief Executive Officer. Mr. Bianco does not serve as a member of the Company's Accounting and Audit Committee or the Company's Personnel Committee. Based on a review of the information provided by the directors and other information reviewed, the Company has concluded that none of the Company's non-employee directors have any relationship with the Company other than as a director or shareholder of the Company.  Based upon that finding, our Board of Directors determined that Messrs. Horton, Schmidt and Ms. Bianco are "independent," and they qualify as outside directors within the meaning of Code Section 162(m) and as non-employee directors within the meaning of Rule 16b-3.  Although the Board of Directors has determined that Ms. Bianco is "independent," she is related to Mr. Richard A. Bianco, and thus Ms. Bianco does not serve as a member of the Personnel Committee nor does she vote on matters relating to Mr. Richard A. Bianco.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

Meetings and Attendance

During 2015, the Company's Board of Directors held three (3) meetings.  Matters were also addressed by unanimous written consent in accordance with Delaware law five (5) times.  All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which they served during 2015.

Committees of the Board

The Board of Directors currently has (i) an Accounting and Audit Committee and (ii) a Personnel Committee.

The Accounting and Audit Committee met one (1) time during 2015.  Matters were also addressed by unanimous written consent in accordance with Delaware law three (3) times.  The Accounting and Audit Committee currently consists of Ms. Bianco, Mr. Horton and Mr. Schmidt.  The Accounting and Audit Committee members are all independent directors of the Company.  The Company, although not required to do so, generally follows rules of the NASDAQ as they relate to the Board of Directors and its committees.  Mr. Carnegie served as the Chairman of the Accounting and Audit Committee until the end of his term in June 2015.  The Board of Directors determined  Mr. Carnegie is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC").

The Accounting and Audit Committee is directly responsible for the appointment, compensation and oversight of the audit and related work of the Company's independent auditors.  The Accounting and Audit Committee reviews the degree of their independence; approves the scope of the audit engagement, including the cost of the audit; approves any non-audit services rendered by the auditors and the fees for these services; reviews with the auditors and management the Company's policies and procedures with respect to internal accounting and financial controls and, upon completion of an audit, the results of the audit engagement; and reviews internal accounting and auditing procedures with the Company's financial staff and the extent to which recommendations made by the independent auditors have been implemented.  The Accounting and Audit Committee has adopted a charter, which has been approved by the Company's Board of Directors.  A copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement.

The Personnel Committee held one (1) meeting in 2015.  Matters were also addressed by unanimous written consent in accordance with Delaware law five (5) times.  The Personnel Committee currently consists of Mr. Schmidt, Chairman and Mr. Horton.  The Personnel Committee members are all independent directors of the Company.  Mr. Carnegie was a member of the Personnel Committee until the end of his term in June 2015.

The principal functions of the Personnel Committee, which is equivalent to compensation and nominating committees, are to consider and recommend nominees for the Board, to oversee the performance and approve the remuneration of officers and senior employees of the Company and its subsidiaries and to oversee and approve the employee benefit and retirement plans of the Company and its subsidiaries.  The Personnel Committee is also responsible for reviewing and approving the goals and objectives relevant to compensation of officers and senior employees, evaluating their performance in light of those goals and objectives and determining and approving their compensation levels based on this evaluation.  The Personnel Committee is responsible for setting and approving salary, bonus and other employment terms for the Company's Chief Executive Officer.  The Chief Executive Officer recommends salary and bonus awards for other officers of the Company, which are subject to the modification and/or approval by the Personnel Committee.  In connection therewith, the Personnel Committee approves and makes recommendations with respect to bonus and incentive-based compensation plans and equity based plans.  The Personnel Committee will consider stockholder recommendations for director, submitted in accordance with the Company's By-Laws.  The Personnel Committee does not currently have a written charter.

The Company's By-Laws require that in the event a stockholder wishes to nominate a person for election as a director, advance notice must be given to the Secretary of the Company not less than 120 days in advance of the date on which the Company's proxy statement is released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, such a proposal must be received by the Company a reasonable time before the solicitation is made, together with the name and address of the stockholder and of the person to be nominated; a representation that the stockholder is entitled to vote at the meeting and intends to appear in person or by proxy to make the nomination; a description of arrangements or understandings between the stockholder and others pursuant to which the nomination is to be made; such other information regarding the nominee as would be required in a proxy statement filed under the proxy rules as set forth in the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); and the consent of the nominee to serve as a director if elected.  See "Nomination of Directors" below.

Communications with Directors

In order to provide the Company's security holders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors.  The Company's security holders and other interested persons may communicate with the Chairman of the Company's Accounting and Audit Committee, the Chairman of the Personnel Committee, or with the non-management directors of the Company as a group, by mailing a letter addressed in care of the Corporate Secretary, AmBase Corporation, 100 Putnam Green, 3rd Floor, Greenwich, Connecticut 06830.

All communications received in accordance with these procedures will be reviewed initially by the Company's Secretary and/or other executive officers.  The Company will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:

●	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;
●	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;
●	is an advertisement or other commercial solicitation or communication;
●	is frivolous or offensive; or
●	is otherwise not appropriate for delivery to directors.
The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees, and whether any response to the person sending the communication is appropriate.  Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year.  The Personnel Committee of the Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Board Attendance at Annual Meetings

We have not established a formal policy regarding director attendance at our annual meetings of shareholders, but our directors generally do attend the annual meeting.  The Chairman of the Board presides at the Annual Meeting of shareholders, and the Board of Directors holds one of its regular meetings in conjunction with the Annual Meeting of shareholders.  Accordingly, unless one or more members of the Board are unable to attend, all members of the Board are expected to be present for the Annual Meeting.  Three of the four members of the Board at the time of the Company's 2015 Annual Meeting of Stockholders attended that meeting either in person or telephonically.

Nomination of Directors

The Personnel Committee has adopted specifications applicable to members of the Board of Directors and for identifying and evaluating nominees for the Board of Directors recommended by the Personnel Committee or by shareholders.  The specifications provide that a candidate for director should:

●	have a reputation in the business community for integrity, honesty, candor, fairness and discretion;
●	be knowledgeable in his or her chosen industry or field of endeavor, which field should have relevance to our businesses as would contribute to the Company's success;
●	be knowledgeable, or willing and able to become so quickly, in the critical aspects of our businesses, as well as overall operations; and
●	be experienced and skillful in communicating with and serving as a competent overseer, and trusted advisor and confidant to senior management, of a publicly held corporation or other corporation.

In addition, nominees for the Board of Directors should contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas:  accounting and finance; the financial industry; international business; mergers and acquisitions; leadership; business and management; strategic planning; government relations; investor relations; executive leadership development; and executive compensation.  The Personnel Committee does not have a formal diversity policy, although it considers diversity when it evaluates nominees for the Board of Directors in light of the qualifications summarized above, and endeavors to nominate directors with a broad mix of professional and personal backgrounds. The Personnel Committee will consider nominees recommended by stockholders for election at the 2017 Annual Meeting of Stockholders that are submitted prior to December 14, 2016, to our Secretary at the Company's offices, 100 Putnam Green, 3rd Floor, Greenwich, Connecticut 06830.  There are no differences in the manner in which the Personnel Committee evaluates nominee(s) for directors based on whether the nominee is recommended by a shareholder or otherwise.  Any recommendation must be in writing and must include a detailed description of the business experience and other qualifications of the recommended nominee as well as the signed consent of the nominee to serve if nominated and elected, so that the candidate may be properly considered.  All stockholder recommendations will be reviewed in the same manner as other potential candidates for Board membership.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the forms filed with the SEC and written representations received by the Company, pursuant to the requirements of Section 16(a) of the Securities Exchange Act, the Company believes that, during 2015, there were no transactions with respect to the Company's equity securities which were not reported on a timely basis to the SEC, no late reports nor other failure to file a required form by any director or officer of the Company.  The Company believes that, during 2015, the following transactions, with respect to the Company's equity securities which were not reported on a timely basis to the SEC by 10% stockholders of the Company were as follows:

Form Type	Reporting Person	Date of Event	Date of Filing
Form 4	Iszo Capital Management LP	July 16, 2015	July 21, 2015

Certain Relationships and Related Party Transactions

Pursuant to the Company's Code of Business Conduct and Ethics ("Code of Conduct"), all employees (including our Named Executive Officers, as defined below) who have, or whose immediate family members have, any direct or indirect financial or other participation in any business that competes with, supplies goods or services to, or is a customer of the Company or its subsidiaries, are required to disclose to us and receive written approval prior to transacting such business.  No such relationships have been reported. Our employees are expected to make reasoned and impartial decisions in the workplace.  As a result, approval of a business relationship would be denied if it is believed that the employee's interest in such a relationship could influence decisions relative to the Company's business, or have the potential to adversely affect the Company's business or the objective performance of the employee's work. In addition, the Company's Code of Conduct requires adherence to a number of other underlying principles which are important to the Company.  These items include, but are not limited to, restrictions on disclosure of Company information, insider trading, and the protection and use of Company assets.

In connection with the Company's annual review of Directors independence, as described under "Director Independence" above, the Company reviews whether or not there have been any transactions with "related persons" as such term is defined in Item 404(a) of Regulation S-K.  If a transaction was deemed to be a related party transaction, that transaction would be reviewed by the Company's Board of Directors.  See "Compensation Narrative – Participation Interest" and "Operating Agreement of 111 West 57th Investment LLC" below.

Corporate Governance

In addition to the various procedures followed by the Company's Board of Directors as described herein, the Company maintains a separate Audit Committee and Personnel Committee.  The Company believes the functions of its Board of Directors and existing committees essentially perform the responsibilities of a nominating and a corporate governance committee and therefore, the Company does not maintain these additional separate committees.

Mr. Bianco, the Company's President and Chief Executive Officer, additionally serves as the Chairman of the Company's Board of Directors.  Given the Company's history, operations and its' past success in Supervisory Goodwill, tax and other proceedings, the Company and the Board of Directors believe it is appropriate and most effective for Mr. Bianco to continue to serve in these dual capacities.  These considerations are based on Mr. Bianco's combined business experience prior to joining the Company and his responsibilities with the Company for over twenty years, including his position as President and Chief Executive Officer of Carteret during 1991 and 1992.  The Board of Directors also considered the size of the Company's operations, cost considerations and the effectiveness of communication between the Company's management and the Board of Directors.

Risk Oversight

The Board of Directors monitors overall risk and performs risk assessment on a proactive basis by maintaining frequent, informal communications with the Company's senior management, in addition to formal updates given by management to the Board of Directors during Board of Directors and committee meetings.

The Board of Directors additionally monitors risk through direct interaction with the Company's senior management and also to a lesser extent direct communication with the Company's outside professionals for a specific expertise.  The Company hires highly qualified professionals to work on the Company's outside proceedings and real estate investment transactions.  The Company's management works closely with these professionals, assisting in the management of the proceedings and interacting with the professionals on a regular basis.

In setting compensation, the Personnel Committee considers the risks to our stockholders and to the achievement of the Company's goals that may be inherent in our compensation programs.  The Personnel Committee concluded that the Company's compensation programs are designed with the appropriate balance of risk and reward to align employees interests with those of the Company and our overall business, and do not incent employees to take unnecessary or excessive risks.  Although a portion of executive compensation is performance based and "at-risk" we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT MATTERS

Report of the Accounting and Audit Committee

As set forth in more detail in the Accounting and Audit Committee (the "Audit Committee") charter (which is attached as Exhibit A), the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the oversight of the following:

●	financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;
●	the Company's internal accounting and financial controls over financial reporting; and
●	the annual independent audit of the Company's financial statements.

The Audit Committee reviewed the Company's audited financial statements and met with both Company management and Marcum LLP, the Company's independent registered public accounting firm, to discuss those financial statements.  Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from and discussed with Marcum LLP the written disclosure and the letter required by applicable requirements of the PCAOB regarding that firm's independence from the Company.  The Audit Committee also discussed with Marcum LLP any matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as may be modified or supplemented.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and filed with the SEC.

Audit Committee:
Alessandra F. Bianco
Theodore T. Horton, Jr.
Kenneth M. Schmidt

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Marcum LLP ("Marcum") as the Company's principal accountants and independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ended December 31, 2016.  A representative of Marcum will be present at the meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

Audit Fees

Aggregate fees billed by Marcum for professional services rendered for the audit of our annual consolidated financial statements included in the Annual Report on Form 10-K, the review of interim consolidated financial statements included in Quarterly Reports on Form 10-Q and the review and audit of the application of new accounting pronouncements and SEC releases were $50,000 for the year ended December 31, 2015 and $46,000 for the year ended December 31, 2014.

Audit Related Fees

No audit related fees were paid to either Marcum for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not disclosed under "Audit Fees" for the years ended December 31, 2015 and 2014.

Tax Fees and All Other Fees

No other fees relating to tax advisory or other services were paid to Marcum for professional services rendered to the Company for the years ended December 31, 2015 and 2014.

Audit Committee Pre-Approval Policy

Pursuant to its charter, the Audit Committee is responsible for selecting, approving compensation and overseeing the independence, qualifications and performance of the Company's independent accountants.  The Audit Committee has adopted a pre-approval policy pursuant to which certain permissible audit and non-audit services may be provided by the independent accountants.  Pre-approval is generally provided for up to one year, is detailed as to the particular service or category of services and may be subject to a specific budget.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  In assessing requests for services by the Company's independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the Company's independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Company; and whether the service could enhance our ability to manage or control risk or improve audit quality.

There were no non audit-related tax or other services provided by Marcum in fiscal years 2015 and 2014.

COMPENSATION NARRATIVE

The following compensation narrative describes the material elements of compensation for the Company's officers identified in the Summary Compensation Table ("Named Executive Officers").  As more fully described above herein, the Personnel Committee consists of three independent directors of the Company.

The Personnel Committee is responsible for establishing the Company's compensation programs, including benefit plans, retirement plans and the Company's stock option program, including approving the granting of stock option awards to the Company's officers and employees.  The Personnel Committee annually reviews and approves all compensation decisions relating to the Company's officers, including Named Executive Officers.

The day-to-day design and administration of health, welfare and paid time-off plans and policies applicable to salaried employees in general are handled by the Company's management.  The Personnel Committee is responsible for certain plan design changes outside the day-to-day requirements necessary to maintain these plans and policies.

The Personnel Committee has the ability to, and may from time to time, utilize the services of independent compensation consultants or other outside advisors in reviewing the Company's compensation programs, as it deems necessary.

Objectives of the Compensation Program

The Personnel Committee's overall objective in administering the Company's compensation programs is to attract, motivate and retain qualified personnel, reward corporate performance and recognize individual contributions on both a short-term and long-term basis.  The Personnel Committee seeks to align the interests of these executives with those of the Company's stockholders by encouraging stock ownership by executive officers to promote a proprietary interest in the Company's success and to provide incentives to achieve the Company's goals.  In furtherance of these objectives, the Company's executive compensation policies are designed to focus the executive officers on the Company's goals.  The Personnel Committee determines salary, bonuses and equity incentives based upon the performance of the individual executive officer and the Company.  Management compensation is intended to be set at levels that the Personnel Committee believes fully reflect the challenges confronted by management.
The Company strives to provide a combined, overall competitive salary and benefits package, including annual cash bonus incentives, to retain qualified personnel who are familiar with the Company's operations and critical to the long-term success of the Company.  The Company rewards personnel for contributions to a variety of matters, including the pursuit of claims, recovery of claims, compromising of actual and contingent liabilities, and attention to the maintenance of a controlled level of expenditures.  Cash bonus incentives are utilized to reward above average corporate performance and recognize individual initiative and achievements which provide immediate and/or long-term value to the Company.  Due to the nature of the Company's operations, which had been focused on the recovery of assets, with the past emphasis on the recovery of the Company's investment in Carteret through the Supervisory Goodwill litigation (which was settled in October 2012, pursuant to which the Company received a settlement award of $180,650,000), the minimization of the income tax impact of such settlement award, and other proceedings, the Personnel Committee has continued its strategy of compensation through programs that provide an incentive for performance and for contributions to the Company's operations and efforts to realize recoveries, achieve asset appreciation, eliminate liabilities and control costs.

Elements of Compensation

The Company's total compensation program for its officers consists of competitive market salaries, annual cash bonus awards, other benefits such as health and other insurance programs, a retirement plan in the form of a 401(k) Savings Plan, which is a qualified plan within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") and may include stock option awards. In March 2014, the Personnel Committee approved a grant to Mr. Bianco of a subordinated participation interest in the Company's equity investment relating to the development of the real property located at 105 through 111 West 57th Street in New York, New York.  See "Compensation Narrative - Participation Interest" below.
Due to cost considerations, administrative requirements and as part of an overall compensation philosophy, the Company seeks to maintain a minimal level of benefit programs and other perquisites. Section 162(m) of the Code, as amended, imposes a limitation on the deduction for certain executive officers' compensation unless certain requirements are met. In that regard, the Company maintains a Senior Management Incentive Compensation Plan (the "1994 Plan"), which provides for an annual bonus pool based on a percentage of an increase in the Company's total stockholders' equity and/or an increase in the Company's market value. Payments pursuant to the 1994 Plan are intended to qualify as performance based compensation, which is deductible under Section 162(m).  The 1994 Plan is not the exclusive plan under which the Executive Officers may receive cash or other incentive compensation or bonuses.

The Company has paid in the past, and reserves the right to pay in the future, compensation that is not deductible if it believes it is in the best interests of the Company.  The Personnel Committee considered the provisions of Section 162(m) with regard to compensation paid in 2015.  No bonuses attributable to the 1994 Plan were paid for 2015.

Base Annual Salary

Base annual salaries for Named Executive Officers (as defined below) are determined initially by evaluating the responsibilities of the position, the experience of the individual and the competition in the marketplace for management talent, and also may include comparison with companies confronting problems of the magnitude and complexity faced by the Company.

Base annual salaries are intended to be competitive with the overall market place, commensurate with the qualifications and experience of the Named Executive Officer.  The Company's compensation structure is intended to provide the necessary incentive to retain and motivate qualified personnel.  Individuals are encouraged to add value and provide benefit in all aspects of the Company's operations currently and in the future.

Base annual salaries and salary adjustments are evaluated on a number of factors.  The most important factor is the executive's performance and contribution to the Company, followed by the performance of the Company, any increased responsibilities assumed by the executive and the competition in the marketplace for similarly experienced executives.

The salaries of the Named Executive Officers are reviewed on an annual basis, typically at the end of each year and may also be adjusted from time to time based on changes in responsibilities, changes in benefit programs or as a result of other external and economic factors.  No salary increases were made to the executive officers in 2015.  Mr. Ferrara and Mr. J. Bianco each received a salary increase of $10,000 in January 2014 in recognition of their valuable work for the Company and as a general salary increase due for economic conditions.

Annual Bonus Awards

The Personnel Committee approved cash bonuses for officers and employees for 2015.  Factors considered included the performance of the individual, performance of the Company, the Company's real estate equity investment, total compensation level, the Company's financial position and other pertinent factors.  This analysis was necessarily a subjective process which utilized no specific weighting or formula with respect to the described factors in determining cash bonuses.

Mr. Bianco was paid a bonus of $120,000 for 2015 and $200,000 for 2014.  Mr. Ferrara was paid a bonus of $125,000 for 2015 and $250,000 for 2014.  Mr. J. Bianco was paid a bonus of $60,000 for 2015 and $100,000 for 2014.  Based on various considerations, including work related to the 111 West 57th Property.  Other considerations included longevity of employees with the Company and the performance throughout the year. Based on these considerations, the Personnel Committee determined that the 2015 bonus awards were appropriate.  Additional amount(s) to be determined, could be payable to Mr. Bianco pursuant to the 2007 Employment Agreement, based on value realized by the Company with respect a gross-up for federal taxes imposed on the settlement amount, if any.

Participation Interest

On June 28, 2013, the Company, through a newly formed subsidiary, purchased an equity interest in a real estate development property through a joint venture agreement to purchase and develop real property located at 105 through 111 West 57th Street in New York, New York (the "111 West 57th Property"), as further described under the heading "Operating Agreement of 111 West 57th Investment LLC."  The Company's interests in the joint venture are held through 111 West 57th Investment LLC (the "Investment LLC").
In March 2014, the Company entered into an amended and restated operating agreement for the Investment LLC (the "Amended and Restated Investment Operating Agreement") to grant a 10% subordinated participation interest in the Investment LLC to Mr. Bianco as incentive compensation for Mr. Bianco's past, current and anticipated ongoing role to develop and commercialize the Company's equity investment in the 111 West 57th Property.  Pursuant to the terms of the Amended and Restated Investment Operating Agreement, Mr. Bianco has no voting rights with respect to his interest in the Investment LLC, and his entitlement to receive 10% of the distributions from the Investment LLC is subject to the Company first receiving distributions equal to 150% of the Company's initial aggregate $57,250,000 investment in the Investment LLC, plus any additional investments by the Company if any, and only with respect to any distributions thereafter.
For 2014, the Personnel Committee considered the Named Executive Officers' integral roles in the Company's successful resolution of the Company's 2012 federal tax examination which was significant to the Company.  Emphasis was placed upon the Company's tax matters and the Company's equity investment in the 111 West 57th real estate development project.  Consideration was given to management's role in the Company's tax proceedings.  The Personnel Committee also recognized management's continuing years of service with the Company and management's role in the maintenance of a controlled level of expenditures and cost reductions.
2007 Employment Agreement with the Company's President and Chief Executive Officer

An employment agreement, as amended, is in effect between Mr. Bianco and the Company (the "2007 Employment Agreement"), which provides for him to serve as Chairman, President and Chief Executive Officer of the Company through May 31, 2018.  The employment agreement also provides for additional benefits, including his participation in various employment benefit plans and annual bonus eligibility for work performed on non-Supervisory Goodwill activities.  In connection with the Company's equity investment in the 111 West 57th Property, the Company extended Mr. Bianco's Employment Agreement through May 31, 2018.

During 2006, the Company entered into an employment agreement with Mr. Bianco (the "2007 Employment Agreement").  As part of the 2007 Employment Agreement terms:  (i) Mr. Bianco's annual rate of base salary was $625,000 per year during the first three years of the 2007 Employment Agreement with the amount of Mr. Bianco's base salary for subsequent years to be determined by the Personnel Committee, in its sole discretion; and (ii) Mr. Bianco's annual bonus opportunity each year was no longer linked to recovery efforts in connection with the Company's Supervisory Goodwill litigation.  Instead, the Company and Mr. Bianco agreed to a long term incentive bonus formula, at varying percentages ranging from 5% to 10%, or more, based upon recoveries received by the Company for its investment in Carteret, through litigation or otherwise (including the Company's Supervisory Goodwill litigation).

Retirement/Pension Benefits

401(k) Savings Plan

The only retirement type plan maintained by the Company is the Company's 401(k) Savings Plan (the "Savings Plan").  Pursuant to the terms of the Savings Plan, employees can make contributions which are 33% matched by the Company.  The employee and the employer matching contribution are subject to the maximum limitations as set forth in the Internal Revenue Code of 1986, as amended.

The Company's matching contributions to the Named Executive Officers aggregated approximately $24,000 in 2015 and $22,000 in 2014.

Stock Options

The Company maintains the 1993 Stock Incentive Plan, which authorizes the grant of stock options.  The Personnel Committee did not grant any stock options in 2015.  In 2008, the Board of Directors of the Company and the Company's stockholders approved an amendment, the 1993 Stock Incentive Plan, to extend the termination date thereof for an additional ten (10) years to May 2018, with other appropriate amendments to keep the 1993 Stock Incentive Plan up to date with current regulations.

If awarded, stock option grants are generally awarded as incentive stock options intended to qualify for favorable tax treatment under Federal tax law.  The exercise price of stock option grants is set at the fair market value of the Company's common stock on the date of grant.  Accordingly, stock option grants would only have value if the market price of the common stock increases after the date of grant.  Stock option grants generally have a 10 year term and vest in equal installments over a 2 year period.  In determining the size of stock option grants to officers, the Personnel Committee considers the individual's contributions to the Company, Company performance and previously issued stock options grants.

Stock option awards are granted to encourage stock ownership by the Named Executive Officers, to provide further incentive to the achievement of the Company's goals and to align the interests of the Named Executive Officers with those of the Company's stockholders.

Practices Regarding the Grant of Stock Options Awards

If granted, the Personnel Committee makes grants of stock options or other equity based awards to the Named Executive Officers or employees of the Company generally at the beginning of each year. The Company does not have any program, plan or practice to time grants of stock options or other equity based awards in coordination with the release of material non-public information or otherwise.

All stock option awards made to the Company's Named Executive Officers, or any of our other employees, are made pursuant to the Company's 1993 Stock Incentive Plan with an exercise price equal to the fair market value of the Company's common stock on the date of grant. Fair market value is determined based upon the closing market price of a share of the Company's common stock on the date of grant. The Company does not have any program, plan or practice of awarding options and setting the exercise price based upon a stock price other than on the fair market value on the date of grant. The Company does not have a practice of determining the exercise price of options grants by using the lowest prices of the Company's common stock in a period preceding, surrounding or following the date of grant.

Other Benefits

The Company provides only a limited number of additional benefits and perquisites. Such additional items, to the extent provided, are included as Other Compensation in the Summary Compensation table presented herein. The benefits and other perquisites are reasonably consistent with general competitive market practices.

Items provided by the Company include, depending on the Named Executive Officer, Company paid term life insurance at up to two times the individual's base annual salary, Company paid long-term disability insurance with a monthly benefit up to 60% of the individual's base monthly salary, supplemental medical and dental coverage for costs not covered under the base health insurance plans, and depending on the Named Executive Officer, reimbursement for income tax services and Company provided transportation. Health and welfare plans are provided through outside insurance carriers. Benefits generally available to all full-time employees of the Company are not included herein.

The Company does not provide any other type of deferred compensation programs nor does it provide or have outstanding loans with the Named Executive Officers or any other employee of the Company.

1994 Senior Management Incentive Compensation Plan

Under the Company's 1994 Senior Management Incentive Compensation Plan (the "1994 Plan"), any executive officer of the Company whose compensation is required to be reported to stockholders under the Securities Exchange Act of 1934 (the "Participants") and who is serving as such at any time during the fiscal year as to which an award is granted, may receive an award of a cash bonus ("Bonus"), in an amount determined by the Personnel Committee of the Company's Board of Directors (the "Committee") and payable from an annual bonus fund (the "Annual Bonus Pool"). The Committee may award Bonuses under the 1994 Plan to Participants not later than 120 days after the end of each fiscal year (the "Reference Year").

If the Committee grants a Bonus under the 1994 Plan, the amount of the Annual Bonus Pool will be an amount equal to the sum of (i) plus (ii), where:

(i)
is ten percent (10%) of the amount by which the Company's Total Stockholders' Equity, as defined, on the last day of a Reference Year increased over the Company's Total Stockholders' Equity, as defined, on the last day of the immediately preceding Reference Year; and

(ii)
is five percent (5%) of the amount by which the Company's market value, as defined, on the last day of a Reference Year increased over the Company's market value on the last day of the immediately preceding Reference Year.

Notwithstanding the foregoing, the 1994 Plan provides that in the event of a decrease in either or both of items (i) and/or (ii) above, the Annual Bonus Pool is determined by reference to the last Reference Year in which there was an increase in such item.  If the Committee determines within the 120-day time period to award a Bonus, the share of the Annual Bonus Pool to be allocated to each Participant shall be as follows:  45% of the Annual Bonus Pool shall be allocated to the Company's Chief Executive Officer, and 55% of the Annual Bonus Pool shall be allocated pro rata to each of the Company's Participants as determined by the Committee.  The Committee in its discretion may reduce the percentage of the Annual Bonus Pool to any Participant for any Reference Year, and such reduction shall not increase the share of any other Participant.  The 1994 Plan is not the exclusive plan under which the Executive Officers may receive cash or other incentive compensation or bonuses.

The Company has paid in the past, and reserves the right to pay in the future, compensation that is not deductible if it believes it is in the best interests of the Company.  The Personnel Committee considered the provisions of Section 162(m) with regard to compensation paid in 2015.  No bonuses attributable to the 1994 Plan were paid for 2015 or 2014.

Personnel Committee Summary

The Personnel Committee believes that its compensation programs, mixing equity and cash incentives, will continue to focus the efforts of the Company's executive officers on long-term growth for the benefit of the Company and its stockholders.  The Personnel Committee has found all the components of Company's officers' compensation to be fair, reasonable and appropriate.

EXECUTIVE COMPENSATION

The following table sets forth the information regarding compensation earned by the Chief Executive Officer and each other executive officer of the Company and its subsidiaries (the "Named Executive Officers") with respect to services rendered to the Company in the fiscal years ended December 31, 2015 and December 31, 2014:

Summary Compensation Table (a)
Name and Principal Position	Year	($) Salary	($) (c) Bonus	($) (d) All Other Compensation	($) Total

Richard A. Bianco, Chairman	2015	$500,000	$120,000	$98,958	$718,958
President and Chief Executive	2014	$500,000	$200,000	$102,138	$802,138
Officer (b)

John Ferrara, Vice President	2015	$176,000	$125,000	$22,715	$323,715
Chief Financial Officer &	2014	$176,000	$250,000	$27,165	$453,165
Controller

Joseph R. Bianco	2015	$116,000	$60,000	$28,100	$204,100
Treasurer	2014	$116,000	$100,000	$26,752	$242,752

(a)
The columns relating to "Stock Option Awards," "Stock Awards," "Non-Equity Incentive Plan Compensation," and "Non-qualified Deferred Compensation Earnings" have been omitted because no compensation required to be reported in these columns were awarded to, earned by, or paid to any of the Named Executive Officers with respect to 2015 or 2014.

(b)
See the discussion in Employment Contracts below for information relating to the 2007 Employment Agreement between Mr. Bianco and the Company and the amounts which could be payable to Mr. Bianco based on value realized by the Company with respect to a gross-up for federal taxes imposed on the settlement amount, if any.

(c)	For 2015 and 2014, represents amounts for the year indicated and paid in the following year, consistent with the Company's past practice.

(d)	All Other Compensation for fiscal year 2015, in the table above consists of the following:

	Mr. R. Bianco	Mr. Ferrara	Mr. J. Bianco

Company contributions to 401(k) savings plan	$7,920	$7,920	$7,920
Supplemental life insurance premiums	8,750	555	2,461
Long-term disability insurance premiums	19,560	756	756
Supplemental medical and dental insurance	20,476	12,672	14,971
Reimbursement of income tax costs for participation in life insurance plans	5,420	344	1,524
Reimbursement of income tax costs for participation in long-term disability plans	12,116	468	468
Company provided automobile (e)	2,591	-	-
Reimbursement for tax services	10,125	-	-
Director's fees	12,000	-	-
Total	$98,958	$22,715	$28,100

(e)
All All amounts for personal use of a Company-provided automobile for Mr. Bianco, included in table above for other compensation, include mileage, fuel, maintenance, insurance and other miscellaneous fees.

Grants of Plan Based Awards During 2015

No stock options, SARs, or any other type of stock award grants were granted to the Named Executive Officers during the year ended December 31, 2015.

No awards under the long-term incentive plan were made to the Named Executive Officers in 2015, and there were no stock options previously awarded to any of the Named Executive Officers that were repriced during 2015.

Outstanding Equity Awards at December 31, 2015

The Company does not have any stock options, SARs or other stock award grants outstanding.

Option Exercises and Stock Vested Table During Fiscal 2015

During 2015, there were no stock options outstanding; hence, there were no stock options exercised or stock options vested during 2015.

EMPLOYMENT CONTRACTS

An employment agreement, as amended, is in effect between Mr. Bianco and the Company, (the "2007 Employment Agreement").  The terms of the 2007 Employment Agreement provide for Mr. Bianco to serve as Chairman, President and Chief Executive Officer of the Company.  In June 2013, the Company and Mr. Bianco agreed to an amendment to Mr. Bianco's Employment Agreement with the Company, to extend the term of Mr. Bianco's employment with the Company to May 31, 2018 from May 31, 2015 (the "Employment Period").  Under the terms of the 2007 Employment Agreement, Mr. Bianco was entitled to receive an annual base salary of $625,000 for the first three (3) years and was then eligible for discretionary increases to the amount of his base salary in subsequent years. The 2007 Employment Agreement provides for discretionary annual bonuses (which may not take into consideration his efforts to obtain a recovery for the Company of its investment in Carteret Savings), employee benefit plans participation, and certain long-term disability benefits.  The 2007 Employment Agreement provides a long-term incentive arrangement for Mr. Bianco (the "Long-Term Incentive Award"); based upon receipt by the Company of a recovery of its investment in Carteret Savings through litigation or otherwise (including the Company's Supervisory Goodwill litigation) (the "Recovery Amount"), Mr. Bianco would receive, with certain exceptions, a lump-sum payment equal to a percentage of that recovery, as follows:

Long-Term Incentive Award = 5% of the first $50,000,000 of Recovery Amount;
Plus
8% of Recovery Amount in excess of $50,000,000 but not greater than $150,000,000;
Plus
10% of Recovery Amount in excess of $150,000,000 but not greater than $250,000,000;
Plus
Discretionary amount (not less than 10%), to be determined by the Board, of Recovery Amount in excess of $250,000,000.

Pursuant to the terms of the 2007 Employment Agreement between Mr. Bianco and the Company as amended, and the receipt by the Company of $180,650,000 as part of the Supervisory Goodwill legal proceedings Settlement Agreement, in 2012 Mr. Bianco received a bonus payment as calculated in accordance with the 2007 Employment Agreement.  Additional amount(s) to be determined could be due to Mr. Bianco pursuant to the 2007 Employment Agreement, based on value realized by the Company with respect to a gross-up for federal taxes imposed on the settlement amount, if any.

Under the terms of the 2007 Employment Agreement, if no recovery had been obtained by the Company by the expiration of the 2007 Employment Agreement, the Company and Mr. Bianco could enter into a consulting arrangement pursuant to which, following his employment with the Company, he would continue to provide services to the Company as an independent contractor, solely for the purpose of assisting the Company in obtaining such a recovery.

Any further Long-Term Incentive Award to Mr. Bianco is to be paid in the future (i.e., whether during or after the Employment Period and/or the Consulting Period) except if Mr. Bianco willfully refuses to cooperate in a reasonable fashion with the Company and/or the Board in connection with the Company's efforts to obtain a Recovery Amount, in which case he would forfeit his entitlement to receive any further Long-Term Incentive Award.

During the Employment Period, if Mr. Bianco voluntarily resigns or has his employment with the Company terminated by the Company for cause (as set forth in the 2007 Employment Agreement), Mr. Bianco will forfeit his entitlement to receive any further Long-Term Incentive Award. If Mr. Bianco becomes disabled (as set forth in the 2007 Employment Agreement) or dies, Mr. Bianco or his estate, as applicable, would be entitled to receive any further Long-Term Incentive Award upon the Company's receipt of the Recovery Amount, regardless of when the Recovery Amount is received by the Company. If the Company terminates Mr. Bianco's employment with the Company without cause, Mr. Bianco or his estate, as applicable would be entitled to receive any further Long-Term Incentive Award upon the Company's receipt of the Recovery Amount, regardless of when the Recovery Amount is received by the Company.

Mr. Bianco's employment under the 2007 Employment Agreement automatically terminates if Mr. Bianco dies during the term of the Employment Period and can be terminated by the Company at its option for cause (as set forth in the 2007 Employment Agreement) or Mr. Bianco's inability to engage in any substantial gainful activity (as set forth in the 2007 Employment Agreement).

In the event the Company terminates Mr. Bianco's employment for any reason other than those permitted pursuant to the 2007 Employment Agreement, Mr. Bianco would be entitled to receive a lump-sum amount equal to the salary payments provided for in the 2007 Employment Agreement for the remaining term thereof, following the passage of a six (6) month period from the date of his termination.  As of December 31, 2015, the aggregate lump-sum amount of such salary payments, pursuant to the 2007 Employment Agreement as amended, would be approximately $1,510,000.

OPERATING AGREEMENT OF 111 WEST 57TH INVESTMENT LLC

On June 28, 2013, 111 West 57th Investment LLC, a Delaware limited liability company ("Investment LLC"), a newly formed subsidiary of the Company, entered into a joint venture agreement (as amended, the "JV Agreement") with 111 West 57th Sponsor LLC, a Delaware limited liability company (the "Sponsor"), an entity affiliated with Michael Stern of JDS Development Group, and Kevin Maloney of Property Markets Group, Inc., pursuant to which Investment LLC invested $56,000,000 (the "Investment") in a real estate development property to purchase and develop the real property located at 105 through 111 West 57th Street in New York, New York (the "111 West 57th Property").  In consideration for making the Investment, Investment LLC was granted a 59% membership interest in 111 West 57th Partners LLC ("111 West 57th Partners"), a Delaware limited liability company, (the "Joint Venture") which indirectly acquired the 111 West 57th Property on June 28, 2013 (such date, the "Closing Date").  The JV Agreement became effective on the Closing Date.  The Company also indirectly contributed an additional $1,250,000 to the Joint Venture in exchange for an additional indirect 1.3% interest in the Joint Venture.  Other members and the Sponsor contributed an additional $37,750,000 of cash and/or property to the Joint Venture.

The JV Agreement and related operating agreements generally provide that all distributable cash shall be distributed as follows: (i) first, 100% to the members in proportion to their percentage interests until Investment LLC has received distributions yielding a 20% internal rate of return as calculated; (ii) second, 100% to the Sponsor as a return of (but not a return on) any additional capital contributions made by the Sponsor on account of manager overruns; and (iii) thereafter, (a) 50% to the members in proportion to their respective percentage interests at the time of such distribution, and (b) fifty percent 50% to the Sponsor.

Additionally, the JV Agreement provides that (i) Mr. Bianco, his immediate family, and/or any limited liability company wholly-owned thereby, and/or a trust in which Mr. Bianco and/or his immediate family is the beneficiary, shall at all times own, in the aggregate, not less than 20% of the outstanding shares of the Company; and (ii) Mr. Bianco shall remain the Chairman of the Board of Directors of the Company for the duration of the JV Agreement.

In March 2014, the Company entered into an amended and restated operating agreement for Investment LLC (the "Amended and Restated Investment Operating Agreement") to grant a 10% subordinated participation interest in Investment LLC to Mr. Bianco as contingent future incentive compensation for Mr. Bianco's past, current and anticipated ongoing role to develop and commercialize the Company's equity investment in the 111 West 57th Property.  Pursuant to the terms of the Amended and Restated Investment Operating Agreement, Mr. Bianco has no voting rights with respect to his interest in Investment LLC, and his entitlement to receive 10% of the distributions from Investment LLC is subject to the Company first receiving distributions equal to 150% of the Company's initial aggregate $57,250,000 investment in Investment LLC, plus any additional investments by the Company if any, and only with respect to any distributions thereafter.

During 2014, in connection with the funding of additional capital calls under the JV Agreement for required borrowing and development costs for the 111 West 57th Property, the Company's management and its Board of Directors concluded that, given the continuing development risks of the 111 West 57th Property, and the Company's financial position, the Company should not at that time increase its already significant concentration and risk exposure to the 111 West 57th Street Property. Nonetheless, the Company sought to limit dilution of its interest in the Joint Venture resulting from any failure to fund the capital call requirements, but at the same time wished to avoid the time, expense and financial return requirements (with attendant dilution and possible loss of voting rights) that obtaining a replacement third-party investor would require. The Company therefore entered into a second amended and restated operating agreement for Investment LLC ("Second Amended and Restating Investment Operating Agreement") pursuant to which 111 West 57th Capital LLC, a Delaware limited liability company wholly-owned by Mr. Richard A. Bianco ("Capital LLC"), was admitted as a member of Investment LLC. In exchange for Capital LLC contributing $4,100,000 toward Investment LLC capital calls in respect of 111 West 57th Street, available cash of Investment LLC will be distributed first to Capital LLC until it has received a 20% internal rate of return (calculated as provided for in the JV Agreement as noted above), second to the Company until it has received 150% of its capital, and, thereafter, available cash is split 10/90, with 10% going to Mr. R. A. Bianco as the subordinated participation interest noted above and 90% going to Capital LLC and the Company pari-passu, with Capital LLC receiving one-half of its pro-rata share based on capital contributed and the Company receiving the balance. No other material changes were made to the Amended and Restated Investment Operating Agreement, and neither Mr. Bianco nor Capital LLC has any voting rights with respect to their interest and investment in Investment LLC.

Because of time constraints, concerns regarding the potential level of any financial dilution, complications relating to structure of the investments in the Joint Venture, bank constraints and potential loss of voting rights over the Joint Venture, the terms of Capital LLC's admission to and investment in the Investment LLC were reviewed by the Board of Directors and determined to be no less favorable to the Company than would have been obtained in negotiations with a third party unaffiliated with the Company, even assuming that any such third party investor was available and prepared to fund under the time constraints imposed by the JV Agreement. Based in part on such determination, the Board of Directors (with Mr. Bianco abstaining) unanimously approved the admission of Capital LLC to Investment LLC on the terms described.

In April 2015, Capital LLC contributed an additional $5,761,000 toward Investment LLC capital calls in respect of the 111 West 57th Property.  In July 2015, based on available net proceeds received from the financing and equity previously invested in the project, funds were distributed to the members of 111 West 57th Partners (the "July 2015 Distribution").  As part of the July 2015 Distribution, in accordance with the Second Amended and Restated Investment Operating Agreement as noted herein, the Company through Investment LLC repaid Capital LLC. the full amount of its capital contributions of $9,868,000.  Additional amounts may still be payable to Capital LLC based on investment returns received on the 111 West 57th Property as further described herein.

Pension Benefits

Other than the Company's 401(k) Savings Plan, the Company maintains no other retirement or deferred compensation type plans.

Nonqualified Deferred Compensation

The Company does not maintain any other type of nonqualified deferred compensation plan.

Potential Payments Upon Termination or Change in Control

Other than Mr. Bianco, there are no employment agreements or employment contracts with any other officer or employee of the Company. See Employment Contracts above, for information concerning potential payments due to Mr. Bianco upon termination, pursuant to the employment agreement between Mr. Bianco and the Company.

The Company does not have any severance or termination payment plans in effect.

Generally, subject to the terms of the individual stock options agreements, in the event the employment of an employee is terminated (other than by reason of retirement or death) without cause, as defined, the employee may exercise the vested and previously unexercised portion of their option agreement, as of such date, at any time within (i) one year after the termination of the employee's employment due to their "total and permanent disability", as defined, or (ii) three months after the termination of the employee's employment for any other reason, but, in either case, in no event after the expiration of the option terms.

In the event that the employment of an employee terminates by reason of retirement, option agreements generally shall be exercisable for a period of three years after such retirement date. If an option is exercised after cessation of employment for any reason, including retirement, it may only be exercised to the extent of shares previously vested, as of such date, provided, however, that the option may not be exercised after the expiration of the option term.

Additionally, stock options may, in the sole discretion of the Personnel Committee, become exercisable at any time prior to the expiration date of the option award for the full number of awarded shares or any part thereof, (less any options previously exercised under the option agreement) (i) after the employee ceases to be an employee of the Company as a result of the sale or other disposition by the Company of assets or property (including shares of any subsidiary), or (ii) in the case of a change in control of the Company.  As of December 31, 2015, there were no stock options outstanding to the Named Executive Officers.

COMPENSATION OF DIRECTORS

Effective January 1, 2014, the annual fee paid to each director of the Company, including Mr. Bianco, who is the Company's Chairman, President and Chief Executive Officer, was increased to $12,000 per year from the previous fee of $9,000 per year.  In addition, each Chairperson and/or Co-Chairperson of a Board committee is paid an additional fee of $1,000 per year, and after four (4) Board and/or committee meetings, each director is paid a $500 per meeting attendance fee. Pursuant to the Company's By-Laws, directors may be compensated for additional services for the Board of Directors or for any committee at the request of the Chairman of the Board or the Chairman of any committee.

Directors Compensation Table - 2015

Details of amounts paid to the Company's directors in their capacities as directors and/or board committee members for the year ending December 31, 2015 is as follows:

Name and Position	Fees Earned or Paid in Cash	Totals (a) (b) (c)
Alessandra F. Bianco
Board Member
Member Audit Committee	$12,000	$12,000

Theodore T. Horton, Jr.
Board Member
Member Audit Committee
Member Personnel Committee	$12,000	$12,000

Kenneth M. Schmidt
Board Member
Member Audit Committee
Chairman Personnel Committee	$13,000	$13,000

(a)
Amounts in the table above exclude amounts received by Mr. Bianco in his capacity as the Chairman of the of the Board of Directors of the Company, which are reflected in "All Other Compensation" in the Summary Compensation table above.

(b)
No other additional fees or any other type of compensation, including equity, non-equity and/or deferred compensation payments or awards were paid or granted to any of the Company's outside directors in 2014.

(c)	Mr. Carnegie, who served as a Director until the end of his term in June 2015, received $5,417 for his service on the Board during 2015.

Personnel Committee Interlocks and Insider Participation

The members of the Personnel Committee during 2015 were Kenneth M. Schmidt, Chairperson, Jerry Y. Carnegie (until the end of his term in June 2015), and Theodore T. Horton, Jr.  No executive officer serves, or in the past has served, as a member of the Board of Directors or Personnel Committee of any entity that has any of its executive officers serving as a member of the Company's Board of Directors or Personnel Committee.

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners

The following information is set forth with respect to persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, the Company's only class of voting securities, as of March 16, 2016, except as set forth below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock Owned

BARC Investments, LLC	16,000,000	(a)	39.28%
c/o Barry Strauss & Associates	(direct)
307 Fifth Avenue
New York, NY 10016

IsZo Capital LP	2,723,816	(b)	6.69%
415 Madison Avenue, 15th Floor
New York, NY 10017

(a)
Ownership amount reported is based on a Schedule 13D Filed by BARC Investments, LLC on March 26, 2009 and assumes that in the absence of any subsequent amendments to such Schedule 13D that the amounts reported therein have not changed.  Ms. Alessandra F. Bianco and Mr. Richard A. Bianco, Jr., are managing members of BARC Investments, LLC, and share voting and dispositive power with respect to shares held by BARC Investments, LLC.

(b)
Ownership amount is reported on a Schedule 13G, filed by IsZo Capital LP (the "Fund") on February 17, 2015; IsZo Capital GP LLC ("IsZo GP") is the general partner of the Fund.  IsZo Capital Management LP ("ICM") is the investment manager of the Fund.  Brian L. Sheehy ("Mr. Sheehy") is the managing member of IsZo GP and the President of the general partner of ICM.  IsZo GP, ICM and Mr. Sheehy may each be deemed to have voting and dispositive power with respect to the shares of the Company's common stock held by the Fund.

Stock Ownership of Directors and Executive Officers

According to information furnished by each nominee, continuing director and executive officer included in the Summary Compensation Table, the number of shares of the Company's Common Stock beneficially owned by them as of March 18, 2016, was as follows:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (a) (b)		Percentage of Common Stock Owned

Richard A. Bianco	777,547		1.91%
Joseph R. Bianco	33,000		*
John Ferrara	36,029		*
Alessandra F. Bianco	16,000,000	(c)	39.28%
Theodore T. Horton, Jr.	-		-
Kenneth M. Schmidt	20,000		*
All Directors and Officers as a group (6 persons)	16,866,576		41.40%

* Represents less than 1% of Common Stock outstanding

(a)	All of the named individuals have sole voting and investment power with respect to such shares.
(b)	There are no pledges of Company shares by any of the Company's officers, employees or directors.
(c)
Ownership amount reported is based on a Schedule 13D Filed by BARC Investments, LLC on March 26, 2009 and assumes that in the absence of any subsequent amendments to such Schedule 13D that the amounts reported therein have not changed.  Ms. Alessandra F. Bianco and Mr. Richard A. Bianco, Jr. are managing members of BARC Investments, LLC and share voting and dispositive power with respect to shares held by BARC Investments, LLC.

PROPOSAL NO. 1 - APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the direction of the Audit Committee, the Board of Directors is proposing that the stockholders ratify the appointment of Marcum LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016. The Company has been advised by Marcum LLP that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants.  A representative of Marcum LLP is expected to be present at the Annual Meeting with the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions from the stockholders.

The Board of Directors recommends a vote FOR approval of the appointment of Marcum LLP.

PROPOSAL NO. 2 – TO AUTHORIZE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 250,000,000 TO 105,000,000, INCLUDING A REDUCTION OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 85,000,000 AND A REDUCTION OF THE NUMBER OF AUTHORIZED SHARES OF CUMULATIVE PREFERRED STOCK FROM 50,000,000 TO 20,000,000.

The Board of Directors believes that it would be in the best interests of both the Company and its stockholders to authorize an Amendment to the Company's Restated Certificate of Incorporation (the "Authorized Capital Reduction Charter Amendment") to decrease the number of shares of capital stock the Company is authorized to issue from 250,000,000 to 105,000,000, including a reduction of the number of authorized shares of common stock from 200,000,000 to 85,000,000 and a reduction of the number of authorized shares of cumulative preferred stock from 50,000,000 to 20,000,000 (a copy of which is attached as Exhibit B to the Proxy Statement) (the "Reduction in Authorized Shares").  If the Reduction in Authorized Shares is approved, the Company will file an appropriate Certificate of Amendment to its Restated Certificate of Incorporation to affect such Reduction in Authorized Shares.

Approval will require a majority vote of the Company's outstanding Common Stock.

As further detailed below, the Company is presently authorized to issue 50,000,000 shares of Cumulative Preferred Stock, $0.01 par value per share, of which there are no outstanding shares, and 200,000,000 shares of Common Stock, $0.01 par value per share, of which 40,737,751 shares (excluding 5,672,256 treasury shares) were issued and outstanding as of December 31, 2015.  As proposed, the Reduction in Authorized Shares would reduce the number of shares of Common Stock authorized from 200,000,000 to 85,000,000.  The proposed Reduction in Authorized Shares will not affect any stockholder's proportionate equity interest in the Company.  Neither the par value of the Common Stock nor any rights presently accruing to holders of Common Stock would be affected by this Amendment.

The following table illustrates the effect of the Amendment to the Restated Certificate of Incorporation on the Company's Cumulative Preferred Stock and Common Stock based on shares authorized, issued, outstanding and available for future issuance as of December 31, 2015.

	Cumulative Preferred Stock $0.01 Par Value		Common Stock 0.01 Par Value
	Prior to Amendment	Assuming Amendment	Prior to Amendment	Assuming Amendment

Authorized shares	50,000,000	20,000,000	200,000,000	85,000,000

Issued shares	-	-	46,410,007	46,410,007

Net shares outstanding	-	-	40,737,751	40,737,751

Shares available for future issuance	50,000,000	20,000,000	153,589,993	38,589,993

Reasons for Proposed Authorized Capital Reduction Charter Amendment

The Board of Directors of the Company believes the Reduction in Authorized Shares, if affected, will reduce the Company's annual Delaware franchise tax liability by approximately $65,000 to $75,000 commencing for the year ending December 31, 2016.  Assuming no changes in future Delaware franchise tax law and the Company's current financial position, the Board of Directors anticipates that there will be ongoing savings however, there can be no assurance that such result will occur.

The Board of Directors is not aware of any present efforts by any persons to accumulate Common Stock or to obtain control of the Company.  The Authorized Capital Charter Amendment is being sought for the sole purpose of reducing the number of shares authorized capital stock for future issuance to reduce the Company's current Delaware franchise tax liability. The Board of Directors believes that the remaining shares of authorized capital stock under the Restated Certificate of Incorporation after giving effect to the Reduction in Authorized Shares will be sufficient to satisfy the Company's capital requirements in the future.

Market for the Company's Common Stock

The Common Stock of the Company trades through one or more market makers, with quotations made available in the over-the-counter market under the symbol ABCP.

As of March 28, 2016, there were approximately 9,200 beneficial owners of the Company's Common Stock.  The closing price of the Common Stock was $1.78 on March 28, 2016.

Vote Required and Board of Directors Reservation of Rights

Under Delaware law, approval of the Authorized Capital Reduction Charter Amendment requires the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock.  Such approval will authorize the Board of Directors to effectuate a reduction in the number of authorized shares of Preferred Stock and Common Stock by filing the Authorized Capital Reduction Charter Amendment with the Secretary of State of the State of Delaware.

No Dissenter's Rights

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed Authorized Capital Reduction Charter Amendment.

For the reasons stated herein, the Board of Directors recommends a vote FOR the Authorized Capital Reduction Charter Amendment to decrease the number of authorized shares of capital stock under the Company's Restated Certificate of Incorporation.

PROPOSAL NO. 3 – TO AUTHORIZE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO FIX THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF THE CUMULATIVE PREFERRED STOCK.

The Board of Directors believes that it would be in the best interests of both the Company and its stockholders to authorize an Amendment to the Company's Restated Certificate of Incorporation (the "Preferred Stock Authorization Charter Amendment") to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the cumulative preferred stock (a copy of which is attached as Exhibit C to the Proxy Statement) (the "Preferred Stock Authorization").  If the Preferred Stock Authorization is approved, the Company will file an appropriate Certificate of Amendment to its Restated Certificate of Incorporation to affect such Preferred Stock Authorization.

The Preferred Stock Authorization includes an authorization for "blank check" preferred stock (the "Preferred Stock").  The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

Approval will require a majority vote of the Company's outstanding Common Stock.

Reasons for Proposed Preferred Stock Authorization Charter Amendment

The text of the Preferred Stock Authorization Charter Amendment is identical to the provisions of Article Fourth, Section A of the Company's original Restated Certificate of Incorporation adopted in 1988.  In February 1991, the Company's Board of Directors and Stockholders authorized an amendment to the Company's Restated Certificate of Incorporation (the "1991 Charter Amendment") with the intention of amending the first paragraph of Article Fourth of the Restated Certificate of Incorporation to reduce the par value of its authorized capital stock from $1.00 per share to $0.01 per share.  The 1991 Charter Amendment provided that it was "amending in its entirety" the provisions of Article Fourth of the Restated Certificate of Incorporation and was not limited to the first paragraph of Article Fourth that recited the par value of the Company's authorized capital stock.  The effect of this amendment had the unintended consequence of deleting Sections A, B and C of Article Fourth of the Restated Certificate of Incorporation that set forth the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of both the Preferred Stock and the Common Stock, and included an authorization of "blank check" preferred stock.

Accordingly, the Board of Directors intends for the Preferred Stock Authorization Charter Amendment to restore the terms and conditions of Sections A and C of Article Fourth of the original Restated Certificate of Incorporation relating to the Preferred Stock that were inadvertently and unintentionally deleted from the Restated Certificate of Incorporation by the 1991 Charter Amendment.

In addition, the Board of Directors believes that the authorization of shares of Preferred Stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company's ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions.  The Board of Directors believes that this flexibility will be particularly important if shareholders approve the Authorized Capital Reduction Charter Amendment discussed under Proposal No. 2 above.

Effect of the Proposed Preferred Stock Authorization Charter Amendment on Current Shareholders

The shares of Preferred Stock authorized pursuant to the Preferred Stock Authorization Charter Amendment could be issued, at the discretion of the Board of Directors, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuance of Preferred Stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of Preferred Stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of Preferred Stock could affect the relative rights of the Company's shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any of the shares of Preferred Stock as determined by the Board of Directors at the time of issuance, the holders of shares of Preferred Stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of Preferred Stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the Preferred Stock, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of shares of Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Possible Anti-Takeover Effects of Authorization of Blank Check Preferred Stock

The issuance of shares of Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of Preferred Stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of Preferred Stock dilute the interest of a party seeking to take over the Company. Further, the authorized Preferred Stock could be used by the Board of Directors for adoption of a shareholder rights plan or "poison pill" in lieu of, or in addition to, the Company's current Common Stock rights plan, but currently has no intention to do so.

The Amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

The Company does not currently have any plans, arrangements or understandings, written or oral, to issue any of the shares of Preferred Stock.

Vote Required and Board of Directors Reservation of Rights

Under Delaware law, approval of the Preferred Stock Authorization Charter Amendment requires the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock.  Such approval will authorize the Board of Directors to file the Preferred Stock Authorization Charter Amendment with the Secretary of State of the State of Delaware.

No Dissenter's Rights

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed Preferred Stock Authorization Charter Amendment.

For the reasons stated herein, the Board of Directors recommends a vote FOR the Preferred Stock Authorization Charter Amendment to authorize blank check Preferred Stock.

PROPOSAL NO. 4 – TO AUTHORIZE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO FIX THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF THE COMMON STOCK.

The Board of Directors believes that it would be in the best interests of both the Company and its stockholders to authorize an Amendment to the Company's Restated Certificate of Incorporation (the "Preferred Stock Authorization Charter Amendment") to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock (a copy of which is attached as Exhibit D to the Proxy Statement) (the "Common Stock Authorization").  If the Common Stock Authorization is approved, the Company will file an appropriate Certificate of Amendment to its Restated Certificate of Incorporation to affect such Common Stock Authorization.

Approval will require a majority vote of the Company's outstanding Common Stock.

Reasons for Proposed Common Stock Authorization Charter Amendment

The text of the Common Stock Authorization Charter Amendment is identical to the provisions of Article Fourth, Section B of the Company's original Restated Certificate of Incorporation adopted in 1988.  In February 1991, the Company's Board of Directors and Stockholders authorized the 1991 Charter Amendment with the intention of amending the first paragraph of Article Fourth of the Restated Certificate of Incorporation to reduce the par value of its authorized capital stock from $1.00 per share to $0.01 per share.  The 1991 Charter Amendment provided that it was "amending in its entirety" the provisions of Article Fourth of the Restated Certificate of Incorporation and was not limited to the first paragraph of Article Fourth that recited the par value of the Company's authorized capital stock.  The effect of this amendment had the unintended consequence of deleting Sections A, B and C of Article Fourth of the Restated Certificate of Incorporation that set forth the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of both the Preferred Stock and the Common Stock, and included an authorization of "blank check" preferred stock.

Accordingly, the Board of Directors intends for the Common Stock Authorization Charter Amendment to restore the terms and conditions of Section B of Article Fourth of the original Restated Certificate relating to the Common Stock that were inadvertently and unintentionally deleted from the Restated Certificate of Incorporation by the 1991 Charter Amendment.

Effect of the Proposed Common Stock Authorization Charter Amendment on Current Shareholders

The Common Stock Authorization Charter Amendment memorializes the statutory rights and authority of the Board of Directors with respect to the issuance or elimination of shares of Common Stock, and also confirms that holders of Common Stock shall not have preemptive rights.

The Company does not currently have any plans, arrangements or understandings, written or oral, to issue any of the shares of Common Stock.

Vote Required and Board of Directors Reservation of Rights

Under Delaware law, approval of the Common Stock Authorization Charter Amendment requires the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock.  Such approval will authorize the Board of Directors to file the Common Stock Authorization Charter Amendment with the Secretary of State of the State of Delaware.

No Dissenter's Rights

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed Common Stock Authorization Charter Amendment.

For the reasons stated herein, the Board of Directors recommends a vote FOR the Common Stock Authorization Charter Amendment.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of the Company's 2015 Annual Report and Proxy Statement for the 2016 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate Proxy Card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2016 Annual Report, this Proxy Statement or any future annual reports or proxy statements, please contact American Stock Transfer & Trust Company, LLC 6201 15th Ave, New York NY 11219, Attention:  Shareholder Services, (800) 937-5449 or (718) 921-8200, extension 6820, and a copy will be promptly mailed to you.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2016.  This Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at http://www.proxyvote.com.

ADDITIONAL INFORMATION

The Annual Report of the Company on Form 10-K for the year ended December 31, 2015, is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Any stockholder who wishes to submit a proposal for action to be included in the Proxy Statement for the Company's 2017 Annual Meeting of Stockholders must submit such proposal so that it is received by the Secretary of the Company by December 14, 2016.

The accompanying proxy is solicited by and on behalf of the Company's Board of Directors. The cost of such solicitation will be borne by the Company. In addition to solicitation by mail, regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person, or by telephone, facsimile or other electronic means. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries, for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such entities for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged American Stock Transfer & Trust Company to assist in the tabulation of proxies.

If any matter not described in this Proxy Statement should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment unless a stockholder, by striking out the appropriate provision of the proxy, chooses to withhold authority to vote on such matters. As of the date this Proxy Statement was printed, the directors knew of no other matters to be brought before the Annual Meeting.

Stockholder inquiries, including requests for the following: (i) change of address; (ii) replacement of lost stock certificates; (iii) Common Stock name registration changes; (iv) Quarterly Reports on Form 10-Q; (v) Annual Reports on Form 10-K; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to:

American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 Attention: Stockholder Services (800) 937-5449 or (718) 921-8200 Ext. 6820

Copies of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements can also be obtained directly from the Company free of charge by sending a request to the Company by mail as follows:

AmBase Corporation 100 Putnam Green 3rd Floor Greenwich, CT 06830 Attn: Shareholder Services

In addition, the Company's public reports, including Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements, can be obtained through the SEC's EDGAR Database over the internet at www.sec.gov. Materials filed with the SEC may also be read or copied by visiting the SEC's Public Reference Room, 100 F Street, NE, Washington, DC 20549. Information regarding the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL MEETING OF STOCKHOLDERS OF

AMBASE CORPORATION

Thursday, June 2, 2016

GO GREEN
e-Consent makes it easy to go paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste.  Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERENT AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/00183

Please sign, date and mail
your proxy card in the
envelope provided as soon as possible

" Please detach along perforated line and mail in the envelope provided.  "

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 1					THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 3
		For	Against	Abstain		For	Against	Abstain
1.	Approval of the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the calendar year 2016	☐	☐	☐	3.
To authorize an amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Cumulative Preferred Stock.
						☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 2					THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 4
		For	Against	Abstain		For	Against	Abstain
2.	To authorize an amendment to the Company's Restated Certificate of Incorporation to decrease the number of Authorized Shares of Capital Stock from 250,000,000 to 105,000,000, including a reduction of the number of Authorized Shares of Common Stock from 200,000,000 to 85,000,000 and a reduction of the number of Authorized Shares of Cumulative Preferred Stock from 50,000,000 to 20,000,000.	☐	☐	☐	4.
To authorize an amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock.
						☐	☐	☐

THE PROXY WILL BE USED IN CONNECTION WITH THE PROPOSALS ABOVE AS SPECIFIED BY YOU.  IF NO SPECIFICATION IS MADE, THE PROXY WILL BE USED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS, FOR THESE PROPOSALS.

DISCRETIONARY AUTHORITY IS HEREBY GRANTED WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

Signature of Stockholder		Date:			Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
AMBASE CORPORATION
Thursday, June 2, 2016

   PROXY VOTING INSTRUCTIONS

INTERNET – Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.

COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.					ACCOUNT NUMBER
MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON – You may vote your shares in person by attending the Annual Meeting.
GO GREEN – e-Consent makes it easy to go paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste.  Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/00183

" Please detach along perforated line and mail in the envelope provided. If you are not voting via telephone or the internet. "

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 1					THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 3
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1.	Approval of the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the calendar year 2016.	☐	☐	☐	3.
To authorize an amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Cumulative Preferred Stock.
						☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 2					THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 4
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
2	To authorize an amendment to the Company's Restated Certificate of Incorporation to decrease the number of Authorized Shares of Capital Stock from 250,000,000 to 105,000,000, including a reduction of the number of Authorized Shares of Common Stock from 200,000,000 to 85,000,000 and a reduction of the number of Authorized Shares of Cumulative Preferred Stock from 50,000,000 to 20,000,000.	☐	☐	☐	4.
To authorize an amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock.
						☐	☐	☐

THE PROXY WILL BE USED IN CONNECTION WITH THE PROPOSALS ABOVE AS SPECIFIED BY YOU.  IF NO SPECIFICATION IS MADE, THE PROXY WILL BE USED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS, FOR THESE PROPOSALS.

DISCRETIONARY AUTHORITY IS HEREBY GRANTED WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

Signature of Stockholder		Date:			Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

AMBASE CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 2, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revoking all prior proxies, hereby appoints Richard A. Bianco and John Ferrara and each of them, with full power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of AmBase Corporation (the "Company"), held or owned by the undersigned on April 13, 2016, at the Annual Meeting of Stockholders of the Company, to be held on Thursday, June 2, 2016 at 9:00 a.m. Eastern Time, at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 and at any adjournment(s) or postponement(s) thereof, with all powers which the undersigned would possess if personally present, and in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE USED IN CONNECTION WITH THE PROPOSALS ABOVE AS SPECIFIED BY YOU.  IF NO SUCH SPECIFICATION IS MADE, THIS PROXY WILL BE USED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR THESE PROPOSALS.

(Continued and to be signed on the reverse side)

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

AMBASE CORPORATION
To Be Held On:
Thursday, June 2, 2016 at 9:00 a.m.
the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one.  There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before May 16, 2016.

Please visit http://www.astproxyportal.com/ast/00183, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE:  To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone.  You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 1					THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 3
		For	Against	Abstain		For	Against	Abstain
1.	Approval of the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the calendar year 2016	☐	☐	☐	3.
To authorize an amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Cumulative Preferred Stock.
						☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 2					THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 4
		For	Against	Abstain		For	Against	Abstain
2.	To authorize an amendment to the Company's Restated Certificate of Incorporation to decrease the number of Authorized Shares of Capital Stock from 250,000,000 to 105,000,000, including a reduction of the number of Authorized Shares of Common Stock from 200,000,000 to 85,000,000 and a reduction of the number of Authorized Shares of Cumulative Preferred Stock from 50,000,000 to 20,000,000.	☐	☐	☐	4.
To authorize an amendment to the Company's Restated Certificate of Incorporation to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock.
						☐	☐	☐

Please note that you cannot use this notice to vote by mail.

Exhibit A
AMBASE CORPORATION
CHARTER OF THE AUDIT COMMITTEE

I.	Purposes
The Audit Committee is appointed by the Board of Directors of AmBase Corporation (the "Company") to assist the Board of Directors in fulfilling its oversight responsibilities with respect to financial reporting and the other matters listed below.  The Audit Committee's primary purposes are to:
•	Assist the Board of Directors with oversight of the integrity of the Company's financial statements.
•
Assist the Board or Directors with oversight of the Company's compliance with legal and regulatory requirements, including monitoring the integrity of the Company's reporting standards and systems of internal controls regarding finance, accounting and legal matters.

•
Directly appoint, retain, compensate, evaluate and terminate the Company's independent auditors.  The Audit Committee may recommend to the Board of Directors that the selection of independent auditors be submitted for stockholder ratification.

•	Directly appoint, retain, compensate, evaluate and terminate outside advisors to the Audit Committee.
•	Assist the Board of Directors with oversight by monitoring the qualifications, independence, performance and scope of examination of the Company's independent external auditors.
•	Provide an avenue of communication among the Company's independent external auditors, management and the Board of Directors.
•	Review the quarterly and annual financial statements and the annual audit report.
•	Issue an annual report for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.
The Company's independent external auditors should promptly consult with the Chair of the Audit Committee if, at any time, any material concern or matter arises which has not been promptly or appropriately addressed by the management of the Company or which involves any illegal act or conflict of interest or self-dealing on the part of the Company's senior management.
The Company's independent external auditors are directly accountable to the Audit Committee and the Board of Directors.  The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities and has direct access to the independent external auditors as well as anyone in the organization.
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent external auditors.  Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.  Members of the Audit Committee shall not be deemed to have accepted a duty of care that is greater than the duty of the Directors generally.
The Chairman of the Board of Directors shall provide the Audit Committee with all of the funding and resources, both internal and external, which the Audit Committee deems necessary or advisable to meet its duties and responsibilities and carry out its function.  Without limiting the foregoing, the Audit Committee may retain, at the Company's expense and without seeking approval from the Board of Directors, such special legal, accounting or other consultants or experts as it deems necessary in the performance of its duties.

II.	Composition and Meetings
The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall meet the independence standards of the Nasdaq Stock Market.  No member of the Audit Committee may receive, directly or indirectly, any compensation from the Company or an affiliate of the Company, other than Board and committee fees, or be an affiliate of the Company other than by virtue of being a member of the Board of Directors and one or more committees of the Board.  At least one member of the Audit Committee shall be an "audit committee financial expert" as defined under the applicable rules of the Securities and Exchange Commission (the "SEC").
Audit Committee members shall be appointed by the Board of Directors, shall serve at the will of the Board of Directors, and may be removed with or without cause by the affirmative vote of a majority of the members of the Board of Directors.  If an Audit Committee Chair is not designated or present at a meeting, the members of the Audit Committee may designate a Chair for such meeting by majority vote.  The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.
The Chair of the Audit Committee will regularly report the Audit Committee's findings, conclusions and recommendations to the Board of Directors.
III.	Responsibilities and Duties
In discharging its duties, the Audit Committee shall:
Review Procedures
1.	Review and reassess the adequacy of this Charter periodically. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
2.	Review and discuss with management and the independent auditors the Company's annual audited financial statements and related footnotes, quarterly financial statements, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."
3.	As needed, meet separately with management and with the independent external auditors to discuss any matters that the Audit Committee or each of these groups believes should be discussed.
4.	Discuss with management and the independent external auditors any significant issues regarding accounting principles, practices and judgments reflected therein prior to any public release, filing or distribution.
5.	In consultation with management and the independent external auditors, consider the integrity of the Company's financial reporting processes and controls. Review significant findings prepared by the independent external auditors together with management's responses and the status of management's response to previous recommendations. Review with the independent auditor any audit problems or difficulties and management's response.
6.	The Audit Committee Chairman, or in his absence another member of the Audit Committee designated by the Chairman, shall review with management and independent external auditors the Company's quarterly financial results prior to the public release thereof and/or the Company's quarterly financial statements prior to any public release, filing or distribution.

7.	Review and recommend to the Board of Directors approval of the Company's Annual Report on Form 10-K.
8.	Review and discuss any significant changes in the Company's accounting principles and practices and any items required to be communicated by the independent external auditors in accordance with Statements of Auditing Standards 61 and 71, as amended from time to time.
Independent Auditors
9.	Retain the Company's independent external auditors, who shall report directly to the Audit Committee, and approve or direct the discharge of independent external auditors when circumstances warrant.
10.	Pre-approve all audit engagement fees and terms, as well as all non-audit engagements with the independent external auditors. The Audit Committee shall have sole authority to approve such matters in accordance with such procedures as it may establish.
11.	On at least an annual basis, ensure that the independent external auditors submit a formal written statement delineating all of their relationships with the Company. Review and discuss with the independent external auditors all significant relationships they have with the Company that could impair their independence.
12.	Consider and discuss with management the independent external auditors' judgments about the quality and appropriateness of the Company's accounting principles and underlying estimates used to prepare the Company's financial statements, the clarity of the Company's financial disclosure and whether the Company's accounting principles are common practices or minority practices.
13.	Receive from the independent auditor the report required by Rule 3526, Communication with Audit Committees Concerning Independence of the Public Company Accounting Oversight Board, or any successor rule then in effect, and discuss it with the independent auditor.
Legal Compliance
14.	Review corporate policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud.
15.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
16.	Review significant cases of employee conflict of interest, misconduct or fraud.
Other Audit Committee Responsibilities
17.	Annually issue a report to shareholders as required by the SEC, to be included in the Company's annual proxy statement.
18.	Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

EXHIBIT B

PROPOSED AMENDMENT OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF AMBASE CORPORATION

The undersigned, being the duly elected [_____________]of AmBase Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the first paragraph of Article Fourth, of the Restated Certificate of Incorporation be, and it hereby is, amended to read as follows:

"FOURTH: The total number of shares of all classes of stock which the Company is authorized to issue is 105,000,000.  All such shares are to have a par value and are classified as 20,000,000 shares of Cumulative Preferred Stock, each share of such class having a par value of $0.01, and 85,000,000 shares of Common Stock, each share of such class having a par value of $0.01.

SECOND: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the corporation.

THIRD: That this Certificate of Amendment shall be effective on                     , 2016.
[signature page to follow]

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment as of this     day of                     , 2016.

AMBASE CORPORATION

By: ____________________
Name:
Title:

EXHIBIT C

PROPOSED AMENDMENT OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF AMBASE CORPORATION

The undersigned, being the duly elected [_____________]of AmBase Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That Article Fourth of the Restated Certificate of Incorporation be, and it hereby is, amended to add the following provisions after the existing text of Article Fourth:

"The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Cumulative Preferred Stock and Common Stock of the Company are set forth in the following provisions:

SECTION A:  PROVISIONS RELATING TO CUMULATIVE PREFERRED STOCK

•
The Cumulative Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereafter provided.

•
Authority is hereby expressly granted to the Board of Directors of the Company, subject to the provisions of this Article Fourth, to authorize the issue of one or more series of Cumulative Preferred Stock, and with respect to each series to fix by resolution or resolutions providing for the issues of such series:

•	The number of shares of Cumulative Preferred Stock which shall comprise such series and the distinctive designation thereof;

•
The dividend rate or rates (which may be contingent upon the happening of certain events) on the shares of such series, the date or dates from which dividends shall accumulate as herein provided and the quarterly dates on which dividends, if declared, shall be payable;

•
Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemption, the manner of selecting shares of such series for redemption if fewer than all shares are to be redeemed, and the amount, if any, in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any purchase, retirement or sinking fund and with respect to shares otherwise redeemed;

•
The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, which amount shall not be less than par value but otherwise may vary depending on whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates (the amount so payable upon such involuntary liquidation, dissolution or winding up, exclusive of accrued dividends, being hereinafter sometimes called the "involuntary liquidation value");

•
Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

•
Whether or not the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or of any other series of the same class, or for any other securities of the Company, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

•	The voting powers, if any, of such series in addition to the voting powers provided in paragraphs X and XI of this Section A; and

•	Any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with the Section A.

•
All shares of any one series of Cumulative Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of paragraph II of this Section A.

•
Before any dividends on any class or classes of stock of the Company ranking junior to the Cumulative Preferred Stock (other than dividends payable in shares of any class or classes of stock of the Company ranking junior to the Cumulative Preferred Stock) shall be declared or paid or set apart for payment, the holders of shares of Cumulative Preferred Stock of each series shall be entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, payable quarterly on such dates as may be fixed in such resolution or resolutions in each year to holders of record on the respective dates not exceeding fifty (50) days preceding such dividend payment dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.  Such dividends shall be cumulative from the date or dates fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, which date or dates shall in no instance be more the ninety (90) days before or after the date of the initial issuance of shares of such series then to be issued.  Dividends in full shall not be declared or paid or set apart for payment on the Cumulative Preferred Stock of any one series for any dividend period unless dividends in full have been declared or paid or set apart payment on the Cumulative Preferred Stock of all series for all dividend periods terminating on the same or any earlier date.  When the dividends are not paid in full on all series of the Cumulative Preferred Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.  A "dividend period" is the period between any two consecutive dividend payment dates (or, when shares are originally issues, the period from the date from which dividends are cumulative to the first dividend payment date) as fixed for a particular series.  Accruals of dividends shall not bear interest.

•
In the event of any liquidation, dissolution or winding up the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of shares of any class or classes of stock of the Company ranking junior to the Cumulative Preferred Stock, the holders of the shares of each series of the Cumulative Preferred Stock shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders, but they shall be entitled to no further payment.  If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of the Cumulative Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.  For the purposes of this paragraph V., the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Company or any subsidiary of the Company or a consolidation or merger of the Company or any subsidiary of the Company with one or more corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

•
To the extent and (subject to the provisions of this paragraph VI and paragraphs VII through IX of this Section A) upon the terms fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of any such series, the Company, at the option of the Board of Directors, may redeem at any time the whole or from time to time any part of the Cumulative Preferred Stock of any series at the outstanding, at the amount fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the series of such shares, plus in every case an amount equal to all accrued dividends with respect to each share so to be redeemed (the total sum so payable on any such redemption being in this Section A referred to as the "redemption price").  Notice of every such redemption, stating the redemption date, the redemption price and the place of payment thereof, shall be mailed at least thirty (30) and not more than sixty (60) days in advance of the date designated for such redemption to the holders of record of the shares of Cumulative Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Company.  A similar notice shall be published at least once in a daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, the City of New York.  In order to facilitate the redemption of any shares of Cumulative Preferred Stock that may be selected for redemption as provided in this paragraph VI, the Board of Directors is authorized to cause the transfer books of the Company to be closed as to such shares at any time not exceeding fifty (50) days prior to the date designated for redemption thereof.  In case of the redemption of a part only of any series of Cumulative Preferred Stock at the time outstanding, the shares of such series so to be redeemed shall be selected in such manner as may be fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, or in the event such manner of selection is not fixed in such resolution or resolutions, such shares shall be selected pro rata or by lot as the Board of Directors may from time to time determine.  The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the terms and conditions upon which the Cumulative Preferred Stock shall be redeemed from time to time.

•
If after the giving of such notice but before the redemption date specified therein, the Company shall deposit with a bank or trust company, having a capital and surplus of at least $5,000,000, in trust to be applied to the redemption of the shares of Cumulative Preferred Stock so called for redemption, the funds necessary for such redemption, then from and after the date of such deposit all rights of the holders of the shares of Cumulative Preferred Stock so called for redemption shall cease and terminate, excepting only the right to receive the redemption price therefore, but without interest, and such shares shall not thereafter be deemed to be outstanding.  Any funds so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange subsequent to the date of such deposit shall be returned to the Company.  In case the holders of shares of Cumulative Preferred Stock which shall have been called for redemption shall not, within six (6) years after the date fixed for redemption, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Company such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Company for the payment thereof.  Any interest accrued on funds so deposited shall be paid to the Company from time to time.

•
Shares of Cumulative Preferred Stock which have been redeemed or purchased or retired through the operation of a purchase, retirement or sinking fund or which have been converted into shares of any other class or classes of stock  of the Company ranking junior to the Cumulative Preferred Stock, upon compliance with any applicable provisions of the General Corporation Law of Delaware, s hall have the status of authorized and unissued shares of Cumulative Preferred Stock and may be reissued as a part of the series of which they were originally a part (if the terms of such series do not prohibit such reissue) or as part of a new series of Cumulative Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Cumulative Preferred Stock the terms of which do not prohibit such reissue.

•
If at any time the Company shall have failed to pay dividends in full on the Cumulative Preferred Stock, thereafter and until dividends in full, including all accrued and unpaid dividends to the next preceding dividend payment date on the Cumulative Preferred Stock outstanding shall have been declared and set apart in trust for payment or paid, or if at any time the Company shall have failed to pay in full amounts payable with respect to any obligations to retire shares of the Cumulative Preferred Stock, thereafter and until such amounts shall have been paid in full or set apart in trust for payment, (a) the Company, without the affirmative vote or consent of the holders of at least 66 2/3% of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, at which the holders of the Cumulative Preferred Stock shall vote separately as a class, regardless of series, shall not redeem less than all of the Cumulative Preferred Stock at such time outstanding, other than in accordance with paragraph XV of this Section A, and (b) the Company shall not purchase any Cumulative Preferred Stock except in accordance with a purchase offer made in writing to all holders of Cumulative Preferred Stock of all series upon such terms as the Board of Directors, in their sole discretion after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series, shall determine (which determination shall be final and conclusive) will result in fair and equitable treatment among the respective series; provided that (i) the Company, to meet the requirement of any purchase, retirement or sinking fund provisions with respect to any series, may use shares of such series acquired by it prior to such failure and then held by it as treasury stock and (ii) nothing shall prevent the Company from completing the purchase or redemption of shares of Cumulative Preferred Stock for which a purchase contract was entered into for any purchase, retirement or sinking fund purposes, or the notice of redemption of which was initially mailed,  prior to such default.

•	So long as any of the Cumulative Preferred Stock is outstanding the Company:

•
Will not declare or pay, or set apart for payment, any dividends (other than dividends payable in shares of any class or classes of stock of the Company ranking junior to the Cumulative Preferred Stock), or make any distribution on any class or classes or stock of the Company ranking junior to the Cumulative Preferred Stock, and will not redeem, purchase or otherwise acquire, whether voluntarily, for a sinking fund or otherwise, any shares of any class or classes of stock of the Company ranking junior to the Cumulative Preferred Stock, if at the time of making such declaration, payment, setting apart, distribution, redemption, purchase or acquisition the Company shall be in default with respect to any dividend payable on or any obligation to retire shares of Cumulative Preferred Stock, provided that notwithstanding the foregoing the Company may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the concurrent sale of other shares of stock of any such junior class;

•
Will not,  without the affirmative vote or consent of the holders of at least 66 2/3% of all the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, at which the holders of the Cumulative Preferred Stock, regardless of series, shall vote separately as a class, (i) create any  other class or classes of stock ranking prior to the Cumulative Preferred Stock, either as to dividends or upon liquidation, or create any stock or other security convertible into or exchangeable for or evidencing the right to purchase any such stock so ranking prior to the Cumulative Preferred Stock, or increase the authorized number of shares of any such other class of stock or other security, or (ii) amend, later or repeal (by any means, including, without limitation, merger or consolidation) any of the provision of this Section A so as to materially adversely affect the preferences, rights or powers of the Cumulative Preferred Stock; and

•
Will not, without the affirmative vote or consent of the holders of at least 66 2/3% of any series of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose (the holders of such series of the Cumulative Preferred Stock consenting or voting, as the case may be, separately as a class), amend, alter or repeal (by any means, including, without limitation, merger or consolidation) any of the provisions herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series so as to materially adversely affect the preferences, rights or powers of the Cumulative Preferred Stock of such series.

The Company may, without any vote or consent of the holders of shares of any series of Cumulative Preferred Stock, (a) increase the number of shares of authorized Common Stock, whether or not the shares of one or more series of Cumulative Preferred Stock have general voting rights, and (b) increase the authorized number of shares of Cumulative Preferred Stock.

•
Whenever dividends payable on all shares of the Cumulative Preferred Stock shall be in default in a n aggregate amount equal to six (6) full quarterly dividends on the shares of all Cumulative Preferred Stock then outstanding, the number of directors then constituting the Board of Directors of the Company shall ipso facto be increased by two (2), and the holders of the Cumulative Preferred Stock shall have, in addition to  any other voting rights, the exclusive and special right, voting separately as a class and without regard to series, to elect two (2) directors of the Company to fill such newly created directorships.  Whenever such right of the holders of the Cumulative Preferred Stock shall have vested, such right may be exercised initially either at a special meeting of such holders of the cumulative Preferred Stock called as provided in paragraph XII of this Section A, or any annual meeting of stockholders, and thereafter at annual meetings of stockholders.  The right of the holders of the Cumulative Preferred Stock voting separately as a class to elect members of the Board of Directors or the Company as aforesaid shall continue until such time as all dividends accumulated on all series of Cumulative Preferred Stock to the dividend payment date next preceding the date of any such determination shall have been paid in full, or declared and set apart in trust for payment, at which time the special right of the holders of the Cumulative Preferred Stock so to vote separately as a class for the election of directors shall terminate, subject to retesting in the event of each and every subsequent default in an aggregate amount equal to six (6) full quarterly dividends as above provided.  Upon such termination the number of directors constituting the Board of Directors shall be reduced as provided in paragraph XIV of this Section A.

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At any time when such special voting power shall have vested in the holders of the Cumulative Preferred Stock as provided in paragraph XI of this Section A, a proper officer of the Company shall, upon the written request of the holders of record of at least 10% of the Cumulative Preferred Stock then outstanding, regardless of series, addressed to the Secretary of the Company, call a special meeting of the holders of the Cumulative Preferred Stock for the purpose of electing directors.  Such meeting shall be held at the earliest practicable date at the place for the holding of annual meetings of stockholders of the Company.  If such meeting shall not be called by the proper officers of the Company within twenty (20) days after personnel service of the said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States of America, by registered mail addressed to the Secretary of the Company at its principal office, the holders of record of at least 10% of the Cumulative Preferred Stock then outstanding, regardless of series, may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the place for the holding of annual meeting of stockholders of the Company.  Any holder of Cumulative Preferred Stock so designated shall have access to the stock books of the Company for the purpose of causing meetings of stockholders to be called pursuant to these provisions.  Notwithstanding the provisions of this paragraph XII, no such special meeting shall be called during the period within ninety (90) days immediately preceding the date fixed for the next annual meeting of stockholders.

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At any meeting held for the purpose of electing directors at which the holders of the Cumulative Preferred Stock shall have the special right, voting separately as a class, to elect directors as provided in paragraph XI of this Section A, the presence, in person or by proxy, of the holders of 33 1/3% of the Cumulative Preferred Stock then outstanding shall be required to constitute a quorum of such class for the election of any director by the holders of the Cumulative Preferred Stock as a class.  At any such meeting or adjournment thereof: (a) the absence of a quorum of the Cumulative Preferred Stock shall not prevent the election of directors other than those to be elected by the Cumulative Preferred Stock voting as a class and the absence of a quorum for the election of such other directors shall not prevent the election of the directors to be elected by the Cumulative Preferred Stock voting as a class; and (b) in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock or stocks which lack a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present.

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During any period when the holders of the Cumulative Preferred Stock have the right to vote as a class for directors as provided in paragraph XI of this Section A: (a) the directors so elected by the holders of the Cumulative Preferred Stock shall continue in office until their successors shall have been elected by such holders or until termination of the right  of the holders or the Cumulative Preferred Stock to vote as a class for directors; and (b) any vacancies in the Board of Directors shall be filled only by vote of a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant.  Immediately upon any termination of the right of holders of the Cumulative Preferred Stock to vote as a class for directors as provided in paragraph XI of the Section A: (a) the term of office of the directors then in office so elected by the holders of the Cumulative Preferred Stock shall terminate; and (b) the number of directors shall be such number as may be provided for in the By-Laws irrespective of any increase made pursuant to the provisions of said paragraph XI.

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If in any case the amounts payable with respect to any obligation to retire shares of the Cumulative Preferred Stock are not paid in full in the case of all series with respect to which such obligations exist, the number of shares of each of such series to be retired pursuant to any such obligations shall be in proportion to the respective amounts which would be payable on account of such obligations if all amounts payable in respect of such series were discharged in full.

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No holder of Cumulative Preferred Stock shall have any pre-emptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of the Company of any class, whether now or hereafter authorized.

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The term "class or classes of stock of the Company ranking junior to the Cumulative Preferred Stock" shall mean the Common Stock referred to in Section B of this Article Fourth and any other class or classes of stock of the Company hereafter authorized which shall rank junior to the  Cumulative Preferred Stock as to dividends or upon liquidation.

SECTION C:  GENERAL

Subject to the provisions of law and the foregoing provisions of this Restated Certificate of Incorporation, the Company may issue shares of its Cumulative Preferred Stock or Common Stock, from time to time, for such consideration (not less than the par value or stated value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute and uncontrolled discretion, subject as aforesaid.  Shares so issued, for which the consideration has been paid or delivered to the Company, shall be deemed fully paid stock, and shall not be liable to any further call or assessments thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares."

SECOND: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the corporation.

THIRD: That this Certificate of Amendment shall be effective on                     , 2016.
[signature page to follow]

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment as of this     day of                     , 2016.

AMBASE CORPORATION

By: ____________________
Name:
Title:

EXHIBIT D

PROPOSED AMENDMENT OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF AMBASE CORPORATION

The undersigned, being the duly elected [_____________]of AmBase Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That Article Fourth of the Restated Certificate of Incorporation be, and it hereby is, amended to add the following provisions:

"SECTION B:  PROVISIONS RELATING TO COMMON STOCK

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Subject to the provision of law and the preference of the Cumulative Preferred Stock, dividends may be paid on the Common Stock of the Company at such time and in such amounts as the Board of Directors may deem advisable.

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The Board of Directors of the Company is authorized to effect the elimination of shares of its Common Stock purchased or otherwise reacquired by the Company from the authorized capital stock or number of shares of the Company in the manner provided for in the General Corporation Law of Delaware.

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No holder of Common Stock shall have any pre-emptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of the Company of any class whether now or hereafter authorized."

SECOND: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the corporation.

THIRD: That this Certificate of Amendment shall be effective on                     , 2016.
[signature page to follow]

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment as of this     day of                     , 2016.

AMBASE CORPORATION

By: ____________________
Name:
Title: